DERIVATIVES	12 Months Ended
Dec. 31, 2011
DERIVATIVES

NOTE O –DERIVATIVES

The Company utilizes derivative financial instruments primarily to hedge its exposure to changes in interest rates. All derivative financial instruments are recorded on the balance sheet at their respective fair values. The Company does not use financial instruments or derivatives for any trading or other speculative purposes.

Risk Management Policies - Hedging Instruments: The primary focus of the Company’s asset/liability management program is to monitor the sensitivity of the Company’s net portfolio value and net income under varying interest rate scenarios to take steps to control its risks. On a quarterly basis, the Company simulates the net portfolio value and net income expected to be earned over a twelve-month period following the date of simulation. The simulation is based on a projection of market interest rates at varying levels and estimates the impact of such market rates on the levels of interest-earning assets and interest-bearing liabilities during the measurement period. Based upon the outcome of the simulation analysis, the Company considers the use of derivatives as a means of reducing the volatility of net portfolio value and projected net income within certain ranges of projected changes in interest rates. The Company evaluates the effectiveness of entering into any derivative instrument agreement by measuring the cost of such an agreement in relation to the reduction in net portfolio value and net income volatility within an assumed range of interest rates.

The Company had previously entered into interest rate swaps designated as cash flow hedges to fix the interest rate received on certain variable rate loans. These loans exposed the Company to variability in cash flows, primarily from interest receipts due to changes to interest rates. During the year ended December 31, 2011, all of the interest rate swaps had matured, with no fair value at December 31, 2011. The change in fair value of these derivatives was a decrease of $255,000 for the year ended December 31, 2011 when compared to the $255,000 recorded at December 31, 2010. For the years ended December 31, 2011, 2010 or 2009, no hedge ineffectiveness was recognized on these loan cash flow hedges. The amount of net settlement gains recorded from the interest rate swaps totaled $244,000, $2.5 million and $2.5 million for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in loan interest income in the accompanying consolidated statements of income.

During the first quarter of 2009, the Company entered into a five-year interest rate derivative contract, with a notional amount of $250 million, to offset the effects of interest rate changes on an unsecured $250 million variable rate money market funding arrangement. Under this cash flow hedge relationship, the Company has structured a synthetic cap, where the objective is to offset the effect of interest rate changes, whenever funding rates are higher than the strike rate of the synthetic cap. During the third quarter of 2009, the Company paid $24.0 million to self-finance the transaction, thus securing a traditional interest rate cap. From this modification, the Company achieved significantly reduced funding costs. Going forward, the amounts reclassified from other comprehensive income into earnings are expected to be more than compensated for by the reduced variable rate funding costs, as the hedge only covers a portion of the Company’s variable interest rate exposure. The fair value of this derivative was an asset of $634,000, which is included in other assets in the accompanying consolidated balance sheet at December 31, 2011. The change in fair value of this derivative was a decrease of $5.1 million for the year ended December 31, 2011, when compared to the $5.8 million recorded at December 31, 2010. The Company has recorded a $10.8 million loss, net of tax, as accumulated other comprehensive income at December 31, 2011, and expects $4.9 million, net of tax, to be reclassified into earnings within the next 12 months. In addition, the net of tax caplet expense related to this hedge amounted to $3.1 million, $1.3 million and $652,000 for the years ended December 31, 2011, 2010 and 2009, respectively. The caplet expense related to this hedge is included in interest expense on demand deposits in the accompanying consolidated statements of income.

Counterparty Credit Risk - By entering into derivative instrument contracts, the Company exposes itself, from time to time, to counterparty credit risk. Counterparty credit risk is the risk of failure of the counterparty to perform under the terms of the derivative contract. When the fair value of a derivative contract is in an asset position, the counterparty has a liability to the Company, which creates credit risk for the Company. The Company attempts to minimize this risk by selecting counterparties with investment grade credit ratings, limiting its exposure to any single counterparty and regularly monitoring its market position with each counterparty.

Credit-Risk Related Contingent Features - The Company’s derivative instrument does not contain any credit-risk related contingent features.

The table below presents the fair value of the Company’s derivative financial instruments designated as hedging instruments under ASC Topic 815, as well as their classification on the balance sheet as of December 31, 2011 and December 31, 2010 (dollars in thousands):

	2011		2010
	Balance sheet	Estimated	Balance sheet	Estimated
	location	fair value	location	fair value
Interest rate swaps	Other assets	$-	Other assets	$255
Interest rate cap	Other assets	634	Other assets	5,754
Total derivatives		$634		$6,009